Exhibit 99.1
Niagen Bioscience to Streamline and Focus its Operations with the Sale of ChromaDex Reference Standards Business to LGC in All-Cash Transaction

Divestiture streamlines operations and advances the Company’s strategy to fully exit non-core activities
LOS ANGELES – Niagen Bioscience, Inc. (NASDAQ: NAGE), the global authority on NAD+ (nicotinamide adenine dinucleotide) with a focus on the science of healthy aging, today announces the sale of its ChromaDex Reference Standards business to LGC, as of February 24, 2026, in an all-cash transaction. The divestiture further streamlines Niagen Bioscience’s operations, advances the Company’s strategy to exit non-core activities, and focuses resources on NAD+ science, intellectual property, and commercial growth within the longevity industry.
Rob Fried, CEO of Niagen Bioscience, remarked, “This transaction reflects our disciplined focus on what we do best—advancing NAD+ science and delivering clinically proven, patented Niagen® solutions across consumer and clinical channels. Selling Reference Standards to LGC is a meaningful step in simplifying our business and ensuring we are allocating capital and talent toward the highest-impact opportunities for shareholders.”
LGC Standards is a division of LGC Group, a global leader in life sciences, diagnostics, and analytical solutions. The LGC Standards business provides reference materials, research chemicals, and proficiency testing to ensure accuracy and reliability in laboratories and manufacturing.
Bruno Rossi, EVP & GM LGC Standards, commented, “The ChromaDex standards portfolio further enhances LGC’s ability to support our pharmaceutical customers, testing laboratories, and food producers. Building on LGC’s position as a world leader in reference materials and analytical standards, this acquisition expands our North American commercial reach and further supports customers to generate reliable data that safeguards product integrity and confidence across global supply chains.”
For additional information on Niagen Bioscience, visit www.niagenbioscience.com.
About Niagen Bioscience:
Niagen Bioscience, Inc. (NASDAQ: NAGE) is the global leader in NAD+ (nicotinamide adenine dinucleotide) science and healthy-aging research. As a trusted pioneer of NAD+ discoveries, Niagen Bioscience™ is dedicated to advancing healthspan through precision science and innovative NAD+-boosting solutions.
The Niagen Bioscience team, composed of world-renowned scientists, works with independent investigators from esteemed universities and research institutions around the globe to uncover the full potential of NAD+. A vital coenzyme found in every cell of the human body, NAD+ declines with age and exposure to everyday lifestyle stressors. NAD+ depletion is a key contributor to age-related changes in health and vitality.
Distinguished by state-of-the-art laboratories, rigorous scientific and quality protocols, and collaborations with leading research institutions worldwide, Niagen Bioscience sets the gold standard for research, quality, and innovation. There’s a better way to age.
At the heart of its clinically proven product portfolio is Niagen® (patented nicotinamide riboside, or NR), the most efficient, well-researched, high-quality, and legal NAD+ booster available. Niagen powers the Company’s consumer supplement, Tru Niagen®, the number one NAD+ boosting oral supplement in the United States† (available at www.truniagen.com), and Niagen Plus™, featuring pharmaceutical-grade intravenous (IV) and injectable Niagen products (www.niagenplus.com). Pharmaceutical-grade Niagen IV and injections are compounded and distributed by U.S. FDA-registered 503B outsourcing facilities and are available exclusively at clinics with a prescription.
Niagen Bioscience’s robust patent portfolio protects NR and other NAD+ precursors. Niagen Bioscience maintains a website at www.niagenbioscience.com, where copies of press releases, news, and financial information are regularly published.
†Based on the top-selling dietary supplement brands by revenue per the largest U.S. e-commerce marketplace (as of 1/1/2024 - 12/31/2024).

Forward Looking Statements:
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Statements that are not a description of historical facts constitute forward-looking statements and may often, but not always, be identified by the use of such words as “expects,” “anticipates,” “intends” “estimates,” “plans,” “potential,” “possible,” “probable,” “believes” “seeks,” “may,” “will,” “should,” “could,” “predicts,” “projects,” “continue,” “would” or the negative of such terms or other similar expressions.

Forward-looking statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those described. These risks and uncertainties include, but are not limited to, our relationships with major customers; a decline in general economic conditions nationally and internationally; the market and size of the vitamin mineral and dietary supplement market and the intravenous market; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; our ability to develop pharmaceutical business; inability to raise capital to fund continuing operations or new product development; changes in government regulation or regulatory priorities of government officials; the ability to complete customer transactions and capital raising transactions; inflationary conditions and adverse economic conditions; our history of operating losses; the growth and profitability of our product sales; our ability to maintain and grow sales, marketing and distribution capabilities; changing consumer perceptions of our products; our reliance on a single or limited number of third-party suppliers; risks of conducting business in China; unanticipated developments in and risks related to the Company’s ability to secure adequate quantities of pharmaceutical-grade Niagen in a timely manner; the Company’s ability to obtain appropriate contracts and arrangements with U.S. FDA-registered 503B outsourcing facilities required to compound and distribute pharmaceutical-grade Niagen to clinics; the Company’s ability to remain on the U.S. FDA Bulk Drug Substances Nominated for Use in Compounding Under Section 503B of the Federal Food, Drug, and Cosmetic Act Category 1 list; the Company’s ability to maintain and enforce the Company’s existing intellectual property and obtain new patents; whether the potential benefits of NRC can be further supported; further research and development and the results of clinical trials possibly being unsuccessful or insufficient to meet applicable regulatory standards or warrant continued development; the ability to enroll sufficient numbers of subjects in clinical trials; determinations made by the FDA and other governmental authorities, including with respect to products seeking to compete in our market; mislabeling or other misleading marketing practices by competitors; economic and market instability, including as a result of tariffs or trade conflicts; and the risks and uncertainties associated with our business and financial condition in general, described in our filings with the Securities and Exchange Commission (SEC), including, without limitation, our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q as filed with the SEC.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and actual results may differ materially from those suggested by these forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement and Niagen Bioscience undertakes no obligation to revise or update this release to reflect events or circumstances after the date hereof.

Niagen Bioscience Media Contact:
Kendall Knysch, Senior Director of Media Relations & Partnerships
310.405.5227
kendall.knysch@niagenbio.com

Niagen Bioscience Investor Relations Contact:
Valter Pinto, Managing Director
KCSA Strategic Communications
212.896.1254
Niagen@kcsa.com